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Exhibit 23.3 - INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement on Form S-8 of Vermont Pure Holdings, Ltd. of our report, dated December 14, 2001, appearing in the Annual Report on Form 10-K of Vermont Pure Holdings, Ltd for the year ended October 31, 2003.

                                      /s/Feldman Sherb & Co., P.C.
                                      Feldman Sherb & Co., P.C.
                                      Certified Public Accountants

Great Neck, New York
August 12, 2004